UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2026

W. P. Carey Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-13779	45-4549771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Manhattan West, 395 9th Avenue, 58th Floor New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	WPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 24, 2026, W. P. Carey Inc. (the “Company”) consummated the public offering (the “Offering”) of €1.0 billion in aggregate principal amount of senior unsecured notes (the “Senior Notes”) consisting of €500 million aggregate principal amount of 3.250% Senior Notes due 2031 (the “2031 Notes”) and €500 million aggregate principal amount of 3.750% Senior Notes due 2035 (the “2035 Notes”) issued by the Company. The Offering settled on February 24, 2026 and was made pursuant to (i) the Company’s automatic shelf registration statement on Form S-3 (File No. 333-286885), filed with the Securities and Exchange Commission on May 1, 2025; and (ii) a final prospectus supplement relating to the Senior Notes, dated as of February 12, 2026. The Company intends to use the net proceeds from this Offering to repay all of the €500 million in aggregate principal amount outstanding of its 2.250% Senior Notes due April 2026 and for general corporate purposes, including to fund potential future investments and to repay certain other indebtedness, including amounts outstanding under its $2.0 billion unsecured revolving credit facility and its €215 million unsecured term loan due February 2028.

The terms of the Senior Notes are governed by an indenture, dated as of March 14, 2014 (the “Base Indenture”), by and between the Company, as issuer, and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Thirteenth Supplemental Indenture dated as of February 24, 2026 (the “Thirteenth Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and between the Company and the Trustee.

The 2031 Notes bear interest at 3.250% per annum, accruing from February 24, 2026. Interest on the 2031 Notes is payable annually on October 2 of each year, commencing on October 2, 2026. The 2031 Notes will mature on October 2, 2031. The 2035 Notes bear interest at 3.750% per annum, accruing from February 24, 2026. Interest on the 2035 Notes is payable annually on May 10 of each year, commencing on May 10, 2026. The 2035 Notes will mature on May 10, 2035. The Senior Notes are the Company’s direct, unsecured and unsubordinated obligations and will rank equally in right of payment with all of the Company’s existing and future unsecured and unsubordinated indebtedness.

The Company may redeem the Senior Notes at any time in whole, or from time to time in part, at the make-whole redemption price specified in the Thirteenth Supplemental Indenture. If the 2031 Notes are redeemed on or after August 2, 2031 (two months prior to the maturity date), the redemption price will be equal to 100% of the principal amount of the 2031 Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date. If the 2035 Notes are redeemed on or after February 10, 2035 (three months prior to the maturity date), the redemption price will be equal to 100% of the principal amount of the 2035 Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date.

The Indenture contains covenants that, among other things, require the Company to maintain at all times a specified ratio of unencumbered assets to unsecured debt and limit the Company from incurring secured and unsecured indebtedness. However, those covenants are subject to significant exceptions. In addition, our ability to consummate a merger, consolidation or a transfer of all or substantially all of our consolidated assets to another person is limited unless certain conditions are satisfied. The Indenture also provides for customary events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

The foregoing descriptions of the Base Indenture and the Thirteenth Supplemental Indenture in this Current Report on Form 8-K do not purport to be complete, and are qualified in their entirety by reference to Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 8.01.	Other Events

As previously reported by its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 19, 2026 (the “Equity Offering Form 8-K”), the Company entered into an underwriting agreement dated February 17, 2026 (the “Underwriting Agreement”) with BofA Securities, Inc. and J.P. Morgan Securities LLC as underwriters (together, the “Underwriters”), BofA Securities, Inc. and J.P. Morgan Securities LLC, as forward sellers, and Bank of America, N.A. and JPMorgan Chase Bank, National Association, as forward purchasers (in such capacities, the “Forward Purchasers”), in connection with an underwritten public offering of 6,000,000 shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), at a price per share to the Underwriters of $71.38 (the “Purchase Price”). Pursuant to the terms of the Underwriting Agreement, the Underwriters were granted a 30-day option to purchase up to an additional 900,000 shares of Common Stock at the Purchase Price (the “Option”).

On February 20, 2026, the Underwriters exercised the Option in full. The exercise of the Option closed on February 24, 2026. The gross proceeds from the exercise of the Option are $64.8 million, bringing total gross proceeds for the offering to $496.8 million.

In connection with the exercise of the Option, the Company entered into certain forward sale agreements with the Forward Purchasers in substantially the same form as those certain forward sale agreements, dated February 17, 2026, by and between the Company and the Forward Purchasers filed as Exhibits 1.2 and 1.3 to the Equity Offering Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Form of Note representing €500 Million Aggregate Principal Amount of 3.250% Senior Notes due 2031 (contained in Exhibit 4.4).
4.2	Form of Note representing €500 Million Aggregate Principal Amount of 3.750% Senior Notes due 2035 (contained in Exhibit 4.4).
4.3	Indenture dated as of March 14, 2014, by and between W. P. Carey Inc., as issuer and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 14, 2014).
4.4	Thirteenth Supplemental Indenture dated as of February 24, 2026, by and between W. P. Carey Inc., as issuer, and U.S. Bank Trust Company, National Association, as trustee.
5.1	Opinion of Hogan Lovells US LLP.
23.1	Consent of Hogan Lovells US LLP (contained in Exhibit 5.1).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

February 24, 2026	W. P. Carey Inc.

	By:	/s/ ToniAnn Sanzone
ToniAnn Sanzone
Chief Financial Officer